UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                   --------------------------------------


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of report (Date of earliest event reported): September 21, 2005
                                                  ------------------

                         PARK ELECTROCHEMICAL CORP.
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     (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction       (Commission       (IRS Employer
     of Incorporation)             File Number)      Identification
                                                          No.)


48 South Service Road, Melville,     New York           11747
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (631)465-3600
                                                   -----------------
                          Not Applicable
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      Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-2(b)
         under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition.
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           Park Electrochemical Corp. (the "Company") issued a news
release on September 21, 2005 reporting its results of operations for its 2006 fiscal year second quarter ended August 28, 2005. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
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     (c)  Exhibits.
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          99.1  News Release dated September 21, 2005




                               SIGNATURE
                             -------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PARK ELECTROCHEMICAL CORP.



Date:  September 21, 2005   By: /s/ James W. Kelly
                            Name: James W. Kelly
                            Title: Vice President, Taxes  and Planning




                             EXHIBIT INDEX
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Number
Exhibit     Description                                           Page
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   99.1     News   Release   dated  September 21, 2005.......      5



























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